SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT (the “Agreement”) is entered into by and between DOW JONES & COMPANY, INC. (“Dow Jones”), MARKET DATA CORPORATION (“MDC”), and CANTOR FITZGERALD SECURITIES (“Cantor,” and together with Dow Jones and MDC, the “Parties”).

W I T N E S S E T H:

WHEREAS, Dow Jones filed a lawsuit in the Supreme Court of the State of New York, County of New York, captioned Dow Jones & Company, Inc., v. Market Data Corporation and Cantor Fitzgerald Securities, Index Number 121155/01 ( “Action Number 1”);

WHEREAS, MDC denied all liability in Action Number 1 and asserted counterclaims against Dow Jones as to which Dow Jones denied all liability;

WHEREAS, Cantor denied all liability in Action Number 1 and filed a lawsuit in the Supreme Court of the State of New York, County of New York, captioned Cantor Fitzgerald Securities v. Dow Jones & Company, Inc., Index Number 600034/02 ( “Action Number 2”), as to which Dow Jones denied all liability; and

WHEREAS to avoid the expense and disruption of protracted litigation and without any Party admitting to any liability, the Parties wish to settle, compromise and terminate (i) all disputes, claims, and counterclaims in Action Number 1 and Action Number 2, and (ii) all “Released Claims” as that term is defined in each of the releases attached as Exhibit A.

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Parties hereby agree and stipulate as follows:

Settlement Payment and Releases

1.

(a)

Within 10 business days of the Effective Date of this Agreement (as defined below), Dow Jones shall wire to MDC the sum of US$115,140,000.00 (the “MDC Settlement Payment” reduced by $2,000,0000, which amount shall be the Lien Escrow described below, for a net sum of US$113,140,000) according to the following instructions:

HOGUET NEWMAN & REGAL, LLP
ATTORNEY TRUST IOLA ACCOUNT

Signature Bank
261 Madison Avenue
New York, NY 10016

ABA No. 026013576

Account No. 1500230726

(b)

Within 10 business days of the Effective Date of this Agreement (as defined below), Dow Jones shall wire to Cantor the sum of $86,860,000  according to the following instructions:

Chase
ABA 021000021
Bank Account No. 140-083805
Cantor Fitzgerald Securities

1.

Simultaneous with the execution of this Agreement, each Party shall:

(a)

execute its respective release (collectively, the “Releases”) in the form attached hereto as Exhibit A and deliver it to its counsel identified in paragraph 14 below, who hereby agrees to hold that Release in escrow until Cantor and MDC are notified in writing by counsel for Dow Jones that Dow Jones has made the payments referred to in paragraphs 1(a) and 1(b), at which point each counsel will end the escrow and deliver each Release to its respective Releasee (as defined in the respective Release); and

(b)

have its counsel execute Stipulations of Discontinuance of both Action Number 1 and Action Number 2 (which discontinuances shall be with prejudice and without costs) in the form attached hereto as Exhibit B (the “Stipulations of Discontinuance”) and deliver them to counsel for Dow Jones, who may file them with the Court upon receipt of electronic verification of receipt of the payments referred to in paragraphs 1(a) and 1(b).

Effective Date

2.

The Effective Date of this Agreement shall be March 13, 2006.

General Provisions

3.

No amendment to the Agreement shall be effective unless it shall be in writing and signed by all Parties. This Agreement, including the attached exhibits, constitutes the entire agreement among the Parties, and no Party has relied on any representation, statement, matter or thing not expressly set forth herein, in deciding to execute this Agreement and accompanying documents (specifically including the Releases and Stipulations of Discontinuance).

4.

This Agreement shall be governed by and constructed in accordance with the laws of the State of New York without regard to its choice of law rules, and the Parties agree that the courts of the Sate of New York, located in New York County, have exclusive jurisdiction over the Parties in connection with this Agreement, and that venue is proper in such courts.  The Parties further agree not to contend that a proceeding in connection with this Agreement brought in such court has been brought in an inconvenient forum.

5.

Cantor and MDC each represent and warrant that it has not sold, securitized, or otherwise transferred any of its interest in the Released Claims, and Cantor and MDC each represent and warrant that it, alone, has all right, title and interest to all if its interest in the Released Claims.  This paragraph shall survive the execution of this Agreement, and Cantor and MDC agree to indemnify and hold harmless Dow Jones (including costs and attorneys fees) for any breach of its representation and warranty and for any Released Claim brought by any of its past and present, direct or indirect, parents subsidiaries, affiliates, partners, shareholders, and each of their respective directors, officers, employees, agents, representatives, trustees, administrators, successors and assigns, in their capacities as such.  For purposes of the preceding sentence, MDC shall not be considered an affiliate of Cantor, and Cantor shall not be considered an affiliate of MDC.  Each indemnifying party shall have the right to control the defense, select counsel and to settle any claim that is asserted, in its sole discretion and at its sole expense, without limitation.

6.

If any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable, such provisions shall be deemed to be restated to reflect as nearly as possible the original intention of the parties with regard to the entire Agreement, in accordance with applicable law.

7.

This Agreement may be executed in one or more counterparts, including a facsimile telecopy, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.

Each Party represents that as to itself, it is authorized to enter into this Agreement, that this Agreement complies in all other respects with applicable law, and that this Agreement is fully binding on the Party, in accordance with its terms.

9.

This Agreement is not intended to, and does not, constitute any admission or evidence of any liability whatsoever by any of the parties hereto with respect to any of the matters in dispute between the parties, or alleged in Action Number 1 or Action Number 2, or settled hereunder.  This Agreement shall not be construed, offered or received in evidence, as an admission or concession of any liability or wrongdoing by any of them with respect to any of the matters in disputed between the parties, or alleged in Action Number 1 or Action Number 2, or settled hereunder.

Confidentiality

10.

Within 20 days of the Effective Date, each Party agrees to certify to the others that it has destroyed or returned all documents in its possession, custody, or control that were produced by any other Party during discovery, all deposition transcripts of witnesses other than its current or former employees, and all documents derived from the foregoing, except that counsel may retain one copy of all papers filed with the Court and one copy of its internal work product, provided that the terms of the Stipulation and Order Governing Confidential Material dated August 5, 2003, are complied with.  That Stipulation and Order shall survive the Effective Date of this Agreement and shall remain in full force and effect pursuant to the terms thereof.

Representation and Indemnity

11.

MDC represents and warrants that payment of the Settlement Payment will not violate any court order or lien, including but not limited to any lien or order in favor of Slotnick Shapiro & Crocker, LLP (“Slotnick”), arising out of its alleged claim for $1,021,317.38 in attorneys fees.  This representation and warranty survives the execution of this Agreement, and MDC will indemnify and hold harmless Dow Jones for any and all claims (including costs and attorneys fees) for any breach of this representation and warranty and for any claim by Slotnick (or any of its assignees or anyone claiming by, through, or by reason of Slotnick) regarding the MDC Settlement Payment.  To secure this obligation, Dow Jones is authorized to hold in escrow US$2,000,000.00 (the “Lien Escrow”) until it is presented with a court-ordered satisfaction of Slotnick’s lien.

Events of Default

12.

In the event that Dow Jones fails to make the payments set forth in paragraphs 1(a) and 1(b) then MDC and Cantor, may each elect whether to sue under this Agreement or to proceed as though no Agreement had been entered, in which case Dow Jones will cooperate in good faith with MDC and/or Cantor to inform the Honorable Karla Moskowitz.  In the event that Dow Jones files for bankruptcy protection within 90 days after the payment of the amounts in paragraphs 1(a) and 1(b), and that a non-appealable, final order is entered against MDC and/or Cantor by a court of competent jurisdiction requiring the return of the MDC Settlement Payment or the Cantor Settlement Payment to the Dow Jones Bankruptcy estate, then the Parties shall (and Dow Jones shall work in good faith with MDC and Cantor to) proceed as if the Agreement had never been executed, releases had never been exchanged, and the Actions had never been discontinued.

Notice

13.

Any notice, request, instruction or other document to be given hereunder by any party shall be in writing and delivered personally, by facsimile (with a copy mailed via first class mail) or by registered or certified mail, postage prepaid, as follows:

If to Dow Jones:

Dow Jones & Company, Inc.

One World Financial Center

200 Liberty Street

New York, NY 10281

Attention:  Stuart D. Karle, Esq.

with copies to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, NY 10004

Attention:  David M. Morris, Esq.

Gregory P. Joseph Law Offices LLC

805 Third Avenue – 31st Floor

New York, New York 10022

Attention:  Gregory P. Joseph, Esq.

If to Cantor Fitzgerald:

Cantor Fitzgerald Securities

110 East 59th Street

New York, New York 10022

Attention: Stephen Merkel, Esq.

with copies to:

Friedman Kaplan Seiler & Adelman LLP

1633 Broadway, 46th Floor

New York, New York 10019

Attention: Eric Seiler, Esq.

If to MDC

Market Data Corporation

Six International Drive

Rye Brook, NY 10573

Attention: Jerome M. Becker, Esq.

with copies to:

Hoguet Newman & Regal, LLP

10 East 40th Street

New York, New York 10016

Attention: Fredric S. Newman, Esq.

Dated:  _March 13, 2006__________

Market Data Corporation By: __/s/ Jerome M. Becker___________ Name: Jerome M. Becker Title: Director and Chairman, Compensation Committee Date:	Dow Jones & Co. Inc. By: __/s/ Joseph A. Stern ____ Name: Joseph A. Stern Title: Senior Vice President, General Counsel and Secretary Date:

Cantor Fitzgerald Securities By: __/s/ Stephen M. Merkel __ Name: Stephen M. Merkel Title: Executive Managing Director & General Counsel Date:

Freidman Kaplan Seiler & Adelman llp By: _/s/ Eric Seiler _____ Eric Seiler 1633 Broadway, 46th Floor New York, New York 10019 (212) 833-1100 Attorneys for Cantor Fitzgerald Securities	Fried, Frank, Harris, Shriver & Jacobson LLP By: __/s/ David M. Morris____________ David M. Morris One New York Plaza New York, New York 10004 (212) 859-8000 Attorneys for Dow Jones & Company, Inc.
Hoguet Newman & Regal, llp By: _/s/ Fredric S. Newman ______ Fredric S. Newman 10 East 40th Street New York, New York 10016 (212) 689-8808 Attorneys for Market Data Corporation	Gregory P. Joseph Law Offices LLC By: _/s/ Gregory P. Joseph ______ Gregory P. Joseph 805 Third Avenue, 31st Floor New York, New York 10022 (212) 407-1200 Attorneys for Dow Jones & Company, Inc.

EXHIBIT A

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Cantor Fitzgerald Securities and all of its subsidiaries, representatives, trustees, administrators, predecessors, successors and assigns, in their capacities as such (RELEASOR or “Cantor”) in consideration of $1, receipt of which is hereby acknowledged, releases and discharges Dow Jones & Company, Inc. (“RELEASEE” or “Dow Jones”) and its past and present direct and indirect parents, subsidiaries, affiliates, partners, shareholders, members (in their capacities as such) and each of their respective directors, officers, employees, agents, representatives, trustees, heirs, executors, administrators, predecessors, successors and assigns, in their capacities as such, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, counterclaims, third-party claims and demands whatsoever, in law, admiralty, or equity which RELEASOR has, had or will ever have from the beginning of the world through the date hereof, whether currently known or unknown, (1) asserted in, arising out of, or related to, the actions (including the claims and counterclaims) denominated Dow Jones & Company, Inc., v. Market Data Corporation and Cantor Fitzgerald Securities, Index Number 121155/01 (in the Supreme Court of the State of New York, County of New York) or Cantor Fitzgerald Securities v. Dow Jones & Company, Inc., Index Number 600034/02 (in the Supreme Court of the State of New York, County of New York); (2) arising out of, or related to, Bridge Information Systems, Inc. and its subsidiaries (collectively, “Bridge”), including but not limited to, the sale to Bridge of Dow Jones Markets Holdings Inc., the operation of Bridge, Bridge’s bankruptcy including but not limited all Claims arising out of or relating to the proceedings the United States Bankruptcy Court for the Eastern District of Missouri, case numbers 01-41593-293 through 01-41614-293, or the sale of any of Bridge’s assets; (3) arising out of, or related to, Telerate, Inc., Dow Jones Telerate Holdings, Inc., Dow Jones Market Holdings, Inc., Telerate Holdings, Inc. and Telerate Holdings Administration, Inc., and their subsidiaries, divisions, or departments, whether known by this name or a predecessor or successor name (collectively “Telerate”); (4) arising out of, or related to, any audit conducted or permitted to be conducted by Market Data Corporation or Cantor of Telerate or Dow Jones; and (5) arising out of, or related to, the letter agreement dated February 27, 1995 among Cantor Fitzgerald Securities, Market Data Corporation, Dow Jones Telerate Holdings, Inc. and Dow Jones Telerate, Inc. (the “Wrap Letter”) and all of the Settlement Documents defined therein, including but not limited to, the CF Agreement, the MOSA, and the guarantee letter addressed to Market Data Corporation and Cantor Fitzgerald dated February 27, 1995, except that the Releases referred to in paragraphs 3-6 or the Wrap Letter shall remain in full force and effect (collectively, “Released Claims”).

RELEASOR expressly waives and relinquishes, to the fullest extent permitted by law, the provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, or international or foreign law, which is similar, comparable or equivalent to Section 1542 of the California Civil Code, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

RELEASOR acknowledges that it may hereafter discover facts in addition to or different from those which it now knows to be true with respect to the subject matter of the Released Claims, but hereby stipulates and agrees that it has fully, finally and forever settled and released any and all such Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist or heretofore existed upon any theory of law or equity now existing or coming into existence in the future, without regard to the discovery or existence of such different or additional facts; provided, however, that nothing in this Release shall in any way release, discharge or relieve RELEASEE from any of its obligations under the Agreement between Dow Jones & Company, Inc., Market Data Corporation and Cantor Fitzgerald Securities dated March 13, 2006.

Notwithstanding the foregoing, this Release shall have no affect on the rights and obligations of RELEASOR and RELEASEE under that Stipulation and Order Governing Confidential Material dated August 5, 2003.

This Release shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns.

This Release shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made in and to be performed in the State of New York, without regard to its rules relating to choice of law.

This Release may not be changed other than in a writing signed by RELEASEE and RELEASOR.

IN WITNESS WHEREOF, the RELEASOR has caused this Release to be duly executed by its duly authorized officer.

Dated:  New York, New York

March __, 2006

Cantor Fitzgerald Securities

By:

Name:  Stephen M. Merkel

Title:  Executive Managing Director & General Counsel

ACKNOWLEDGEMENT

On __________ __, 2006, before me, the undersigned, personally appeared Stephen M. Merkel, personally known to me, or whose identity was proved to me on the basis of satisfactory evidence, who, being by me duly sworn, did depose and say that he resides at ________________; that he is the Executive Managing Director & General Counsel of Cantor Fitzgerald Securities, the corporation described in and which executed the foregoing Release; and that he signed his name to the document by authority of the board of directors of that corporation.

Notary Public

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Market Data Corporation and all of its subsidiaries, representatives, trustees, administrators, predecessors, successors and assigns, in their capacities as such (“RELEASOR” or “MDC”) in consideration of $1, receipt of which is hereby acknowledged, releases and discharges Dow Jones & Company, Inc, (RELEASEE or “Dow Jones”) and its past and present direct and indirect parents, subsidiaries, affiliates, partners, shareholders (in their capacities as such), and each of their respective directors, officers, employees, agents, representatives, trustees, heirs, executors, administrators, predecessors, successors and assigns, in their capacities as such, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, counterclaims, third-party claims and demands whatsoever, in law, admiralty, or equity which RELEASOR has, had or will ever have from the beginning of the world through the date hereof, whether currently known or unknown, (1) asserted in, arising out of, or related to, the actions (including the claims and counterclaims) denominated Dow Jones & Company, Inc., v. Market Data Corporation and Cantor Fitzgerald Securities, Index Number 121155/01 (in the Supreme Court of the State of New York, County of New York) or Cantor Fitzgerald Securities v. Dow Jones & Company, Inc., Index Number 600034/02 (in the Supreme Court of the State of New York, County of New York); (2) arising out of, or related to, Bridge Information Systems, Inc. and its subsidiaries (collectively, “Bridge”), including but not limited to, the sale to Bridge of Dow Jones Markets Holdings Inc., the operation of Bridge, Bridge’s bankruptcy including but not limited all Claims arising out of or relating to the proceedings the United States Bankruptcy Court for the Eastern District of Missouri, case numbers 01-41593-293 through 01-41614-293, or the sale of any of Bridge’s assets; (3) arising out of, or related to, Telerate, Inc., Dow Jones Telerate Holdings, Inc., Dow Jones Market Holdings, Inc., Telerate Holdings, Inc. and Telerate Holdings Administration, Inc., and their subsidiaries, divisions, or departments, whether known by this name or a predecessor or successor name (collectively “Telerate”); (4) arising out of, or related to, any audit conducted or permitted to be conducted by Market Data Corporation or Cantor of Telerate or Dow Jones; and (5) arising out of, or related to, the letter agreement dated February 27, 1995 among Cantor Fitzgerald Securities, Market Data Corporation, Dow Jones Telerate Holdings, Inc. and Dow Jones Telerate, Inc. (the “Wrap Letter”) and all of the Settlement Documents defined therein, including but not limited to, the CF Agreement, the MOSA, and the guarantee letter addressed to Market Data Corporation and Cantor Fitzgerald dated February 27, 1995, except that the Releases referred to in paragraphs 3-6 or the Wrap Letter shall remain in full force and effect (collectively, “Released Claims”).

RELEASOR expressly waives and relinquishes, to the fullest extent permitted by law, the provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, or international or foreign law, which is similar, comparable or equivalent to Section 1542 of the California Civil Code, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

RELEASOR acknowledges that it may hereafter discover facts in addition to or different from those which it now knows to be true with respect to the subject matter of the Released Claims, but hereby stipulates and agrees that it has fully, finally and forever settled and released any and all such Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist or heretofore existed upon any theory of law or equity now existing or coming into existence in the future, without regard to the discovery or existence of such different or additional facts; provided, however, that nothing in this Release shall in any way release, discharge or relieve RELEASEE from any of its obligations under the Agreement between Dow Jones & Company, Inc., Market Data Corporation and Cantor Fitzgerald Securities dated March 13, 2006.

Notwithstanding the foregoing, this Release shall have no affect on the rights and obligations of RELEASOR and RELEASEE under that Stipulation and Order Governing Confidential Material dated August 5, 2003.

This Release shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns.

This Release shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made in and to be performed in the State of New York, without regard to its rules relating to choice of law.

This Release may not be changed other than in a writing signed by RELEASEE and RELEASOR.

IN WITNESS WHEREOF, the RELEASOR has caused this Release to be duly executed by its duly authorized officer.

Market Data Corporation

By:

Name:  Jerome M. Becker

Title:  Director and Chairman, Compensation Committee

Acknowledgment

On _____________, 2006, before me, the undersigned, personally appeared______________, personally known to me, or whose identity was proved to me on the basis of satisfactory evidence, who, being by me duly sworn, did depose and say that he resides at ________________; that he is the _____________________ of Market Data Corporation, the corporation described in and which executed the foregoing Release; and that he signed his name to the document by authority of the board of directors of that corporation.

Notary Public

RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Dow Jones & Company, Inc. and its representatives, trustees, administrators, predecessors, successors and assigns, in their capacities as such (“RELEASOR” or “Dow Jones”) and its past and present parents, subsidiaries, affiliates, partners, shareholders, and each of their respective directors, officers, employees, agents, representatives, trustees, administrators, successors and assigns, in their capacities as such, in consideration of $1, receipt of which is hereby acknowledged, releases and discharges Market Data Corporation (“MDC”) and Cantor Fitzgerald Securities (“Cantor”, together with MDC the RELEASEES) and their past and present direct and indirect parents, subsidiaries, affiliates, partners, shareholders (in their capacities as such), and each of their respective directors, officers, employees, agents, representatives, trustees, heirs, executors, administrators, predecessors, successors and assigns, in their capacities as such, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, counterclaims, third-party claims and demands whatsoever, in law, admiralty, or equity which RELEASOR has, had or will ever have from the beginning of the world through the date hereof, whether currently known or unknown, (1) asserted in, arising out of, or related to, the actions (including the claims and counterclaims) denominated Dow Jones & Company, Inc., v. Market Data Corporation and Cantor Fitzgerald Securities, Index Number 121155/01 (in the Supreme Court of the State of New York, County of New York) or Cantor Fitzgerald Securities v. Dow Jones & Company, Inc., Index Number 600034/02 (in the Supreme Court of the State of New York, County of New York); (2) arising out of, or related to, Bridge Information Systems, Inc. and its subsidiaries (collectively, “Bridge”), including but not limited to, the sale to Bridge of Dow Jones Markets Holdings Inc., the operation of Bridge, Bridge’s bankruptcy including but not limited all Claims arising out of or relating to the proceedings the United States Bankruptcy Court for the Eastern District of Missouri, case numbers 01-41593-293 through 01-41614-293, or the sale of any of Bridge’s assets; (3) arising out of, or related to, Telerate, Inc., Dow Jones Telerate Holdings, Inc., Dow Jones Market Holdings, Inc., Telerate Holdings, Inc. and Telerate Holdings Administration, Inc., and their subsidiaries, divisions, or departments, whether known by this name or a predecessor or successor name (collectively “Telerate”); (4) arising out of, or related to, any audit conducted or permitted to be conducted by Market Data Corporation or Cantor of Telerate or Dow Jones; and (5) arising out of, or related to, the letter agreement dated February 27, 1995 among Cantor Fitzgerald Securities, Market Data Corporation, Dow Jones Telerate Holdings, Inc. and Dow Jones Telerate, Inc. (the “Wrap Letter”) and all of the Settlement Documents defined therein, including but not limited to, the CF Agreement, the MOSA, and the guarantee letter addressed to Market Data Corporation and Cantor Fitzgerald dated February 27, 1995, except that the Releases referred to in paragraphs 3-6 or the Wrap Letter shall remain in full force and effect (collectively, “Released Claims”).

RELEASOR expressly waives and relinquishes, to the fullest extent permitted by law, the provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, or international or foreign law, which is similar, comparable or equivalent to Section 1542 of the California Civil Code, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

RELEASOR acknowledges that it may hereafter discover facts in addition to or different from those which it now knows to be true with respect to the subject matter of the Released Claims, but hereby stipulates and agrees that it has fully, finally and forever settled and released any and all such Release Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist or heretofore existed upon any theory of law or equity now existing or coming into existence in the future, without regard to the discovery or existence of such different or additional facts; provided, however, that nothing in this Release shall in any way release, discharge or relieve RELEASEES from any of their obligations under the Agreement between Dow Jones & Company, Inc., Market Data Corporation and Cantor Fitzgerald Securities dated March 13, 2006.

Notwithstanding the foregoing, this Release shall have no affect on the rights and obligations of RELEASOR and RELEASEES under that Stipulation and Order Governing Confidential Material dated August 5, 2003.

This Release shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns.

This Release shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made in and to be performed in the State of New York, without regard to its rules relating to choice of law.

This Release may not be changed other than in a writing signed by RELEASEES and RELEASOR.

IN WITNESS WHEREOF, the RELEASOR has caused this Release to be duly executed by its duly authorized officer.

Dow Jones & Company, Inc.

By:

Name:  Joseph A. Stern

Title:  Senior Vice President, General Counsel and Secretary

Acknowledgment

On __________, 2006, before me, the undersigned, personally appeared______________, personally known to me, or whose identity was proved to me on the basis of satisfactory evidence, who, being by me duly sworn, did depose and say that he resides at ________________; that he is the _____________________ of Dow Jones & Company, Inc., the corporation described in and which executed the foregoing Release; and that he signed his name to the document by authority of the board of directors of that corporation.

Notary Public

EXHIBIT B

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

x

:
DOW JONES & COMPANY, INC.,	:
	:	Action No. 1
Plaintiff,	:	Index No. 121155/01
:
- against -	:	(Hon. Karla Moskowitz)
	:	IAS Part 3
MARKET DATA CORPORATION and CANTOR FITZGERALD SECURITIES,	: :
:
Defendants.	:

x

:
MARKET DATA CORPORATION,	:
:
Counterclaimant,	: : :	STIPULATION OF DISCONTINUANCE WITH PREJUDICE
:
- against -	:
:
DOW JONES & COMPANY, INC.,	:
:
Counterclaim Defendant.	:

x

:
CANTOR FITZGERALD SECURITIES,	:
	:	Action No. 2
Plaintiff,	:	Index No. 600034/02
:
- against -	:	(Hon. Karla Moskowitz)
	:	IAS Part 3
DOW JONES & COMPANY, INC.,	:
:
Defendant.	:

x

The above-entitled action having been compromised and settled, and no party being an infant, incompetent for whom a committee has been appointed or conservatee, and no person not a party having an interest in the subject matter of the action,

IT IS HEREBY STIPULATED AND AGREED by and between attorneys of record for all parties herein that the above-entitled action be and hereby is discontinued with prejudice pursuant to CPLR 3217(a), without costs to any party as against another.  This stipulation may be filed and an order may be entered upon this stipulation without further notice to any party.

Dated:

New York, New York

March __, 2006

Fried, Frank, Harris, Shriver & Jacobson LLP By: _________________________ David M. Morris One New York Plaza New York, New York 10004 (212) 859-8000	Freidman Kaplan Seiler & Adelman llp By: _________________________ Eric Seiler 1633 Broadway, 46th Floor New York, New York 10019 (212) 833-1100 Attorneys for Cantor Fitzgerald Securities
and Gregory P. Joseph Law Offices LLC Gregory P. Joseph 805 Third Avenue, 31st Floor New York, New York 10022 (212) 407-1200 Attorneys for Dow Jones & Company, Inc.	Hoguet Newman & Regal, llp By: _________________________ Fredric S. Newman 10 East 40th Street New York, New York 10016 (212) 689-8808 Attorneys for Market Data Corporation

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

x

:
DOW JONES & COMPANY, INC.,	:
	:	Action No. 1
Plaintiff,	:	Index No. 121155/01
:
- against -	:	(Hon. Karla Moskowitz)
	:	IAS Part 3
MARKET DATA CORPORATION and CANTOR FITZGERALD SECURITIES,	: :
:
Defendants.	:

x

:
MARKET DATA CORPORATION,	:
:
Counterclaimant,	: : :	STIPULATION OF DISCONTINUANCE WITH PREJUDICE
:
- against -	:
:
DOW JONES & COMPANY, INC.,	:
:
Counterclaim Defendant.	:

x

:
CANTOR FITZGERALD SECURITIES,	:
	:	Action No. 2
Plaintiff,	:	Index No. 600034/02
:
- against -	:	(Hon. Karla Moskowitz)
	:	IAS Part 3
DOW JONES & COMPANY, INC.,	:
:
Defendant.	:

x

The above-entitled action having been compromised and settled, and no party being an infant, incompetent for whom a committee has been appointed or conservatee, and no person not a party having an interest in the subject matter of the action,

IT IS HEREBY STIPULATED AND AGREED by and between attorneys of record for all parties herein that the above-entitled action be and hereby is discontinued with prejudice pursuant to CPLR 3217(a), without costs to any party as against another.  This stipulation may be filed and an order may be entered upon this stipulation without further notice to any party.

Dated:

New York, New York

March __, 2006

Fried, Frank, Harris, Shriver & Jacobson LLP By: _________________________ David M. Morris One New York Plaza New York, New York 10004 (212) 859-8000	Freidman Kaplan Seiler & Adelman llp By: _________________________ Eric Seiler 1633 Broadway, 46th Floor New York, New York 10019 (212) 833-1100 Attorneys for Cantor Fitzgerald Securities
and Gregory P. Joseph Law Offices LLC Gregory P. Joseph 805 Third Avenue, 31st Floor New York, New York 10022 (212) 407-1200 Attorneys for Dow Jones & Company, Inc.	Hoguet Newman & Regal, llp By: _________________________ Fredric S. Newman 10 East 40th Street New York, New York 10016 (212) 689-8808 Attorneys for Market Data Corporation